UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2025

OSR HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41390	84-5052822
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

10900 NE 4th Street, Suite 2300, Bellevue, WA	98004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (425) 635-7700

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	OSRH	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	OSRHW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

On September 17, 2025, the Company held an annual meeting of its stockholders (the “Annual Meeting”). As of the close of business on August 15, 2025, the record date for the Annual Meeting, there were 21,585,360 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), issued and outstanding, each of which was entitled to one vote with respect to each of the proposals presented at the Annual Meeting. A total of 13,325,691 shares of Common Stock, representing approximately 61.73% of the outstanding shares of Common Stock entitled to vote at the Annual Meeting, were present in person or by proxy, constituting a quorum. The proposals listed below are described in more detail in the Definitive Proxy Statement on Form DEF 14A filed by the Company with the SEC on August 29, 2025 (the “Proxy Statement”).

Director Proposal

At the Annual Meeting, stockholders elected seven (7) of the nine (9) director nominees to serve until the 2026 Annual Meeting of Stockholders or until their successors are duly elected and qualified. Two (2) nominees were not elected. The final voting results were as follows:

	FOR	WITHHELD	RESULT
Kuk Hyoun Hwang	13,321,770	3,921	Elected
Jun Chul Whang	13,321,765	3,926	Elected
Alcide Barberis	13,318,914	6,777	Elected
Seng Chin Mah	13,321,806	3,885	Elected
Jin Whan Park	451,054	12,874,637	Not Elected
Phil Geon Lee	451,095	12,874,596	Not Elected
Hyuk Joo Jee	13,321,806	3,885	Elected
Joong Myung Cho	13,321,765	3,926	Elected
Reto Fierz	13,318,870	6,821	Elected

Executive Compensation Proposal

The stockholders approved the Executive Compensation Proposal by the votes set forth in the table below:

FOR	AGAINST	ABSTAIN
13,297,569	27,228	894

Equity Plan Proposal

The stockholders approved the Equity Plan Proposal by the votes set forth in the table below:

FOR	AGAINST	ABSTAIN
13,302,163	22,669	859

Nasdaq 20% Issuance Proposal

The stockholders approved the Nasdaq 20% Issuance Proposal by the votes set forth in the table below:

FOR	AGAINST	ABSTAIN
13,288,524	36,490	677

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 22, 2025

OSR HOLDINGS, INC.

By:	/s/ Kuk Hyoun Hwang
	Name:	Kuk Hyoun Hwang
	Title:	Chief Executive Officer

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